EXHIBIT 10.29.2

                                ESCROW AGREEMENT

         ESCROW AGREEMENT dated as of December 11, 1998 (this "Agreement"), by and among Quintelcomm, Inc., a Delaware corporation ("Quintel"), {Confidential portion omitted and filed separately with the Commission}, and Swidler Berlin Shereff Friedman, LLP, as Escrow Agent (the "Escrow Agent").

                                    RECITALS

         WHEREAS, Quintel and {Confidential portion omitted and filed separately with the Commission} have entered into a License Agreement (the "License Agreement"), dated as of December __, 1998 and effective as of August 28, 1998, whereby {Confidential portion omitted and filed separately with the Commission} agrees to grant to Quintel a license to use the Licensed Property, and Quintel agrees to make certain payments to {Confidential portion omitted and filed separately with the Commission}, including the Prepaid License Fee (capitalized terms used herein which are not otherwise defined shall have the respective meanings ascribed thereto in the License Agreement);

         WHEREAS, pursuant to Section 2 of the License Agreement, Quintel desires to deposit {Confidential portion omitted and filed separately with the Commission} (the "Escrow Deposit") of the Prepaid License Fee in the Escrow Account (as defined herein) to be held in escrow until released in accordance with the terms of this Agreement; and

         WHEREAS, Quintel and {Confidential portion omitted and filed separately with the Commission} desire that Swidler Berlin Shereff Friedman Hoffman, LLP act as escrow agent to hold the Escrow Deposit in escrow pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Appointment. Quintel and {Confidential portion omitted and filed separately with the Commission} hereby appoint and designate the Escrow Agent, and Escrow Agent agrees to serve, as escrow agent for the purposes set forth herein.

         2. Escrow. The Escrow Agent agrees to receive, as escrow agent, a check or a wire transfer of immediately available funds from Quintel in an amount equal to the Escrow Deposit, which shall be held in escrow in a special interest bearing account designated by the Escrow Agent (the "Escrow Account"), in accordance with the terms and provisions of this Agreement. Interest earned on the Escrow Deposit shall be paid to the party entitled to receive the Escrow Deposit as provided for herein, and the party receiving such interest shall pay income taxes on any such interest payment.

         3. Release of Escrow Deposit. The Escrow Agent shall hold the Escrow Deposit until it delivers the Escrow Deposit, with interest, as provided in this
Section 3.

                  3.1 Notification and Action. The Escrow Agent shall not make any distributions of the Escrow Deposit except as specifically set forth below. The Escrow Agent shall distribute the Escrow Deposit as follows:

                  (i) the principal sum of {Confidential portion omitted and filed separately with the Commission}, together with any accrued interest thereon, to {Confidential portion omitted and filed separately with the Commission} from the Escrow Account on each of January 1, February 1, and March 1; provided, however, that the Escrow Agent shall not make any such distribution if it has received written notice from Quintel (the "Default Notice") stating that as of such date {Confidential portion omitted and filed separately with the Commission} is in default in the performance of its obligations under the License Agreement;

                  (ii) the entire Escrow Deposit (if any), with interest thereon, to {Confidential portion omitted and filed separately with the Commission} on the date of termination of the License Agreement by the Licensee, pursuant to Section 11(b) of the License Agreement;

                  (iii) upon receipt of written instructions signed by a duly authorized officer of each of Quintel and {Confidential portion omitted and filed separately with the Commission} (the "Written Instructions"); and

                  (iv) upon receipt of an order of a court of competent jurisdiction directing the distribution of the Escrow Deposit or a portion thereof (a "Court Order").

In the event the Escrow Agent receives the Default Notice, the Escrow Agent shall make further distributions of the Escrow Deposit only in accordance with subsections (iii) and (iv) of this Section 3.1. Within five (5) days after receipt by the Escrow Agent of the Written Instructions or the Court Order, the Escrow Agent shall deliver the Escrow Deposit or any designated portion thereof, to the party or parties in the manner set forth in the Written Instructions or in the Court Order, as the case may be.

                  3.2 Conflicting Notification. In the event of conflicting instructions from a duly authorized officer of Quintel and {Confidential portion omitted and filed separately with the Commission}, the Escrow Agent shall, in its sole and absolute discretion: (i) continue to hold the portion of the Escrow Deposit which is the subject of such conflicting instructions until it shall receive a copy of a final and unappealable court order from a court of competent jurisdiction (in form and substance satisfactory to the Escrow Agent), directing it to deliver such portion of the Escrow Deposit in accordance with the terms of such court order, in which event the Escrow Agent shall deliver such portion of the Escrow Deposit in accordance therewith, or (ii) at any time after receipt of such conflicting instructions, deliver such portion of the Escrow Deposit into the control of a court of competent jurisdiction in New York County or in a federal court sitting in New York County, in which event the Escrow Agent shall have no further obligations or responsibilities with respect thereto.

         4. Fees and Expenses. The Escrow Agent shall not be entitled to any fee for acting as such, but shall be reimbursed for all out-of-pocket expenses incurred in connection herewith, including, without limitation, legal fees and expenses, which shall be borne equally by Quintel and {Confidential portion omitted and filed separately with the Commission}.

         5. Responsibilities of Escrow Agent. The Escrow Agent's acceptance of its duties under this Agreement is subject to the following terms and conditions, which shall govern and control with respect to its rights, duties, liabilities and immunities:

                  (a) The Escrow Agent makes no representations or warranties and has no responsibilities as to the correctness of any statement contained herein, and the Escrow Agent shall not be required to inquire as to the performance of any obligation under any agreement or document other than this Agreement, including, without limitation, the License Agreement or any agreements or documents referred to herein or therein.

                  (b) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document from any of the parties hereto, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth of any information therein contained and what it purports to be. The Escrow Agent shall be entitled to rely upon any certification, instruction, notice or other writing delivered to it in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity thereof. The Escrow Agent may act or fail to act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it, without independent investigation, to be genuine and may assume that any person purporting to give notice or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                  (c) The sole duty of the Escrow Agent, other than as herein specified, shall be to receive the Escrow Deposit and hold it subject to release, in accordance with the written instructions of Quintel and {Confidential portion omitted and filed separately with the Commission}, or as otherwise provided for herein, and the Escrow Agent shall be under no duty to determine whether {Confidential portion omitted and filed separately with the Commission} is complying with requirements of the License Agreement or any other agreement or document. No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement beyond the specific terms hereof. The Escrow Agent shall have no duties or except those expressly set forth herein and shall neither be obligated to recognize nor have any liability or responsibility arising under any other agreement to which the Escrow Agent is not a party, even though reference thereto may be made herein. The Escrow Agent shall not be under any obligation to take any legal action in connection with this Agreement or towards its enforcement or performance or to appear in, prosecute or defend any action or legal proceeding in connection herewith.

                  (d) The Escrow Agent does not have any interest in the Escrow Deposit, but is serving as escrow holder only and has only possession thereof.

                  (e) The Escrow Agent shall not be liable for any error of judgment, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except as may result from its own gross negligence or willful misconduct.

                  (f) The Escrow Agent may consult with legal counsel selected by it (including any member of its firm), and shall not be liable for any action taken or omitted by it in accordance with the advice of such counsel.

                  (g) Quintel and {Confidential portion omitted and filed separately with the Commission}, jointly and severally, agree to indemnify the Escrow Agent against and save it harmless from any and all claims, liabilities, costs, payments and expenses, including reasonable fees and expenses of counsel paid to retained attorneys (who may be selected by the Escrow Agent), incurred as a result of or in connection with the performance of this Agreement, except as a result of the Escrow Agent's own gross negligence or willful misconduct.

                  (h) The duties of the Escrow Agent hereunder are solely ministerial in nature, and the Escrow Agent shall not have any liability under, or duty to inquire into, the terms and provisions of any other agreement or document. The participation of Swidler Berlin Shereff Friedman, LLP as Escrow Agent is being undertaken as an accommodation to the parties hereto. The parties acknowledge that the Escrow Agent, from time to time, has served as counsel to {Confidential portion omitted and filed separately with the Commission} including, without limitation, in connection with the negotiation, execution and delivery of the License Agreement and any other agreements or documents contemplated thereby. Quintel expressly waives any conflict of interest arising on account of such representation by the Escrow Agent and its service as the Escrow Agent hereunder. The participation of Swidler Berlin Shereff Friedman, LLP as Escrow Agent shall in no way hinder or limit the present or future ability of Swidler Berlin Shereff Friedman, LLP to act as counsel to {Confidential portion omitted and filed separately with the Commission} with respect to any matter including, but not limited to, disputes with regard to this Agreement; provided, however, that such representation shall not affect the Escrow Agent's obligations hereunder and shall be at the sole cost and expense of {Confidential portion omitted and filed separately with the Commission}.

                  (i) In the event any property held by the Escrow Agent hereunder shall be attached, garnished or levied upon under an order of court, or the delivery thereof shall be stayed or enjoined by any order of court, or any other writ, order, judgment or decree shall be entered or issued by any court affecting such property, or any part thereof, or any act of the Escrow Agent, the Escrow Agent is hereby expressly authorized to use its sole discretion to obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, and in the event the Escrow Agent obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any person, firm or corporation by reason of such compliance notwithstanding the fact that such writ, order, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                  (j) The Escrow Agent may, at any time, resign and be discharged from its duties hereunder by providing written notice to Quintel and {Confidential portion omitted and filed separately with the Commission} and depositing the Escrow Deposit with a successor escrow agent jointly designated by Quintel and {Confidential portion omitted and filed separately with the Commission}. Upon receipt of the Escrow Agent's resignation, Quintel and {Confidential portion omitted and filed separately with the Commission} shall promptly appoint a successor escrow agent. If no successor shall have been appointed within ten (10) days after the mailing of notice of resignation by the Escrow Agent, the Escrow Agent shall be entitled to deposit any or all of the Escrow Deposit with a court of competent jurisdiction in New York County or in a federal court sitting in New York County.

         6. Amendment and Termination. This Agreement may be amended or terminated only by a writing signed by the Escrow Agent, Quintel and {Confidential portion omitted and filed separately with the Commission}. Once the Escrow Deposit has been fully distributed, this Agreement shall terminate and the Escrow Agent shall have no further duties or responsibilities hereunder; provided, however, that the fees and expenses provisions of Section 4 and the exculpatory and indemnification provisions of Section 5 shall survive termination.

         7. Interpleading. Notwithstanding Section 3 hereof or anything to the contrary herein, at any time the Escrow Agent shall have the right, in its sole discretion, to deposit the Escrow Deposit with a court of competent jurisdiction in New York County or in a federal court sitting in New York County, in which event the Escrow Agent shall give written notice of such deposit to each of the other parties hereto. Upon such deposit, the Escrow Agent shall be relieved and discharged of all further duties and responsibilities with respect to the Escrow Deposit.

         8. Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (i) on the date of service if personally served, (ii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid, or (iii) on the date sent if sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

                  If to Quintel, to:

                  Jeffrey Schwartz
                  Quintelcomm, Inc.
                  One Blue Hill Plaza
                  Pearl River, NY 10965
                  Fax no.: (914) 620-1717
                  with a copy to:

                  Geoffrey A. Bass
                  Feder, Kaszovitz, Isaacson, Neber, Skala & Bass LLP 750 Lexington Avenue
                  New York, NY 10022
                  Fax no.: (212) 888-7776

                  If to {Confidential portion omitted and filed separately with the Commission} to:

                  {Confidential portion omitted and filed separately with the Commission}

                  If to the Escrow Agent, to:

                  Charles I. Weissman, Esq.
                  Swidler Berlin Shereff Friedman, LLP
                  919 Third Avenue
                  New York, New York 10022
                  Fax No.: (212) 758-9526

         9. Miscellaneous. This Agreement shall be binding upon the successors and assigns of the parties hereto and shall inure to the benefit of and be enforceable by each of them and their respective permitted successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

         10. Governing Law; Consent to Jurisdiction. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York as applied to contracts made and to be performed entirely within the State of New York. Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any state or federal court located within the County of New York, State of New York, and each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court as an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party hereto further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                  Quintelcomm, Inc.


                                  By:      /s/ Jeffrey Schwartz
                                           ------------------------------------
                                           Name:  Jeffrey
                                           Title:  Chairman

                                  {Confidential portion omitted and filed
                                  separately with the Commission}

                                  Swidler Berlin Shereff Friedman, LLP
                                    as Escrow Agent

                                  /s/ Swidler Berlin Shereff Friedman, LLP
                                  ---------------------------------------------